                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) May 12, 2003
                                                         ------------



                  Registrant, State of Incorporation, Address of
Commission File   Principal Executive Offices and Telephone         I.R.S. employer
Number            Number                                            Identification Number

1-08788           SIERRA PACIFIC RESOURCES                          88-0198358
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

0-00508           SIERRA PACIFIC POWER COMPANY                      88-0044418
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011



                                      None
--------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS

On May 12, 2003, Sierra Pacific Resources, the parent corporation of Sierra Pacific Power Company (the "Company"), issued a press release announcing that electric ratepayers served by the Company in northern Nevada will realize - subject to approval by the Public Utilities Commission of Nevada (PUCN) -- a rate decrease of $9.8 million (or 1.4%) beginning June 1, 2003 and a rate decrease of $19.8 million (or 2.7%) beginning June 1, 2004. These decreases are the result of a stipulated agreement jointly announced by the staff of the PUCN, the State Attorney General's Bureau of Consumer Protection, Sierra Pacific Resources, and a coalition of major utility customers. The Company had originally sought no change in rates.

The stipulated agreement also included the following significant provisions:

      - The Company will reduce its deferred energy balance by $45 million dollars, from a balance of approximately $15.4 million collectible from customers to a balance of approximately $29.6 million payable to customers. This will result in an after tax write-off of approximately $29.3 million for the Company.

      - The Company will discontinue accruing carrying charges on deferred energy balances that it is already collecting from customers and on the $29.6 million amount payable to customers as a result of this decision.

      - The Company's base tariff energy rate will remain at the rate currently in effect.

      - Contingent contract termination payments are deferred for consideration to a future Company filing.

      - All parties to the stipulation agree to commence discussions no later than July 1, 2003, to address the merits of performance based ratemaking.

      - The parties have consented to the dismissal of the civil cases on file with the First Judicial District Court in Nevada that address the PUCN decision on the Company's previous deferred energy filing.

A copy of the press release, dated May 12, 2003, is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not required

      (b)   Pro forma financial information.

            Not required

      (c)   Exhibit.

            99.1 Sierra Pacific Resources- Press Release issued May 12, 2003

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SIERRA PACIFIC RESOURCES
                                             (Registrant)

Date:  May 12, 2003               By:       /s/ John E. Brown
       ------------                  ------------------------
                                               John E. Brown
                                               Vice President, Controller


                                        SIERRA PACIFIC POWER COMPANY
                                        ----------------------------
                                                (Registrant)

Date:  May 12, 2003               By:       /s/ John E. Brown
       ------------                  ------------------------
                                               John E. Brown
                                               Vice President, Controller

                                  EXHIBIT INDEX

Exhibit 99.1

      Sierra Pacific Resources- Press Release issued May 12, 2003.